Execution Counterpart


                                 AMENDMENT NO. 1


     AMENDMENT NO. 1 dated as of September 2, 1997, between SINCLAIR BROADCAST GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Maryland (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

     The Borrower, the Subsidiary Guarantors, the Lenders and the Agent are parties to a Third Amended and Restated Credit Agreement dated as of May 20, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,400,000,000.

     The Borrower, the Subsidiary Guarantors, the Lenders and the Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments.

     A. Subject to the  satisfaction  of the conditions  precedent  specified in
Section 4.A below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended by this Subsection A.


                                 AMENDMENT NO. 1

          2.02. The definition of "Other Preferred Stock" in Section 1.01 of the Credit Agreement is hereby amended by deleting clauses (a), (b) and (c) thereof and inserting in place thereof the following:

               (a) Preferred Stock issued by the Borrower after July 1, 1997, all of the material terms of which are set forth in the Prospectus Supplement dated August 26, 1997, subject to completion, of the Borrower for 3,000,000 shares of Convertible Exchangeable Preferred Stock; and (b) New PPI Preferred Stock.

     B. Subject to the  satisfaction  of the conditions  precedent  specified in
Section 4.B below, and effective as of the date such conditions precedent are so satisfied, the Credit Agreement shall be amended as follows:

          2.03. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended by this Subsection B.

          2.04. The definition of "Revolving Credit Commitment" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

               "'Revolving Credit Commitment' shall mean, as to each Revolving Credit Lender, the obligation of such Lender to make Revolving Credit Loans, and to issue or participate in Letters of Credit pursuant to
          Section 2.10 hereof, in an aggregate principal or face amount at any one time outstanding up to but not exceeding the amount set opposite such Lender's name on Annex 1 to Amendment No. 1 dated as of September 2, 1997 to this Agreement or, in the case of a Person that becomes a Revolving Credit Lender pursuant to an assignment permitted by Section
          12.06 hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (in each case as the same may be reduced at any time or from time to time pursuant to
          Section 2.03 hereof)."


                                 AMENDMENT NO. 1

          2.05. The table in Section 2.03(a) of the Credit Agreement is hereby amended to read as follows:

                  (A)                                        (B)
         Revolving Credit Commitment             Revolving Credit Commitment
         Reduction Date Falling on or            Reduced to the Following
                  Nearest to:                          Amounts ($):

           September 30, 1997                        667,437,500.00
           December 31, 1997                         659,875,000.00
           March 31, 1998                            652,427,083.00
           June 30, 1998                             644,979,166.00
           September 30, 1998                        637,531,249.00
           December 31, 1998                         630,083,332.00
           March 31, 1999                            622,062,499.00
           June 30, 1999                             614,041,666.00
           September 30, 1999                        606,020,833.00
           December 31, 1999                         598,000,000.00
           March 31, 2000                            577,687,500.00
           June 30, 2000                             557,375,000.00
           September 30, 2000                        537,062,500.00
           December 31, 2000                         516,750,000.00
           March 31, 2001                            485,687,500.00
           June 30, 2001                             454,625,000.00
           September 30, 2001                        423,562,500.00
           December 31, 2001                         392,500,000.00
           March 31, 2002                            361,437,500.00
           June 30, 2002                             330,375,000.00
           September 30, 2002                        299,312,500.00
           December 31, 2002                         268,250,000.00
           March 31, 2003                            237,187,500.00
           June 30, 2003                             206,125,000.00
           September 30, 2003                        175,062,500.00
           December 31, 2003                         144,000,000.00
           March 31, 2004                            108,000,000.00
           June 30, 2004                              72,000,000.00
           September 30, 2004                         36,000,000.00
           December 31, 2004                                   0.00

          2.06. The table in Section 3.01(b) of the Credit Agreement is hereby amended to read as follows:

                    (A)                                    (B)
         Tranche A Principal Payment Date           Amount of
         Falling on or Nearest to:                  Installment ($):
         ------------------------                   ---------------

           September 30, 1997                         8,937,500.00
           December 31, 1997                          8,937,500.00


                                 AMENDMENT NO. 1

           March 31, 1998                             8,802,083.00
           June 30, 1998                              8,802,083.00
           September 30, 1998                         8,802,083.00
           December 31, 1998                          8,802,083.00
           March 31, 1999                             9,479,167.00
           June 30, 1999                              9,479,167.00
           September 30, 1999                         9,479,167.00
           December 31, 1999                          9,479,167.00
           March 31, 2000                            12,187,500.00
           June 30, 2000                             12,187,500.00
           September 30, 2000                        12,187,500.00
           December 31, 2000                         12,187,500.00
           March 31, 2001                            12,187,500.00
           June 30, 2001                             12,187,500.00
           September 30, 2001                        12,187,500.00
           December 31, 2001                         12,187,500.00
           March 31, 2002                            12,187,500.00
           June 30, 2002                             12,187,500.00
           September 30, 2002                        12,187,500.00
           December 31, 2002                         12,187,500.00
           March 31, 2003                            12,187,500.00
           June 30, 2003                             12,187,500.00
           September 30, 2003                        12,187,500.00
           December 31, 2003                         12,187,500.00
           March 31, 2004                             9,750,000.00
           June 30, 2004                              9,750,000.00
           September 30, 2004                         9,750,000.00
           December 31, 2004                          9,750,000.00

     Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in
Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment No. 1.

     Section 4. Conditions Precedent.

     A. The amendments to the Credit Agreement set forth in Section 2.A hereof shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 1 by the Obligors, the Majority Lenders and the Agent.

     B. The amendments to the Credit Agreement set forth in Section 2.B hereof, and the consent set forth in Section 5 hereof, shall become effective upon the satisfaction of the following conditions precedent:


                                 AMENDMENT NO. 1

          (i) the Obligors, all of the Lenders and the Agent shall have executed and delivered this Amendment No. 1;

          (ii) the Agent shall have received an opinion of Thomas & Libowitz, P.A., counsel to the Obligors, satisfactory to it in form and substance (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Agent), and such supporting corporate documents from the Obligors as it shall have requested, relating to this Amendment No. 1;

          (iii) the Agent shall have received duly completed and executed Notes for each Lender requesting such Notes to reflect the prepayment of the Tranche A Term Loan held by such Lender or the increase of the Revolving Credit Commitment of such Lender, as the case may be, pursuant to Section 4.B(iv) hereof;

          (iv) the Borrower shall, subject to Section 5.05 of the Credit Agreement, have made a prepayment of the Tranche A Term Loans under Section 2.08(a) of the Credit Agreement in such amounts, of such Types, having such Interest Periods and held by such Tranche A Lenders so that, after giving effect thereto, (a) the Tranche A Term Loans shall be held by the Tranche A Term Lenders pro rata (as to principal amount, Type and Interest Period) in accordance with their respective amounts set forth on Annex 1 hereto and
     (b) the aggregate principal amount of the Tranche A Term Loans shall be equal to $325,000,000; and

          (v) the Borrower shall, subject to Section 5.05 of the Credit Agreement, have made prepayments of Revolving Credit Loans under Section 2.08(a) of the Credit Agreement and borrowings of Revolving Credit Loans under Section 2.01(a) of the Credit Agreement in such amounts, of such Types, having such Interest Periods and held by such Revolving Credit Lenders so that, after giving effect thereto, the Revolving Credit Loans shall be held by the Revolving Credit Lenders pro rata (as to principal amount, Type and Interest Period) in accordance with their respective amounts set forth on Annex 1 hereto.

     Section 5. Consent. Subject to the satisfaction of the conditions precedent specified in Section 4.B above, the parties hereto consent to the prepayments and borrowings referred to in paragraphs (iv) and (v) of Section 4.B notwithstanding Section 4.02 of the Credit Agreement.


                                 AMENDMENT NO. 1

     Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                                  SINCLAIR BROADCAST GROUP, INC.


                                                  By
                                                    ----------------------------
                                                    Title:



                                             SUBSIDIARY GUARANTORS

                                             CHESAPEAKE TELEVISION, INC.
                                             KSMO, INC.
                                             KUPN LICENSEE, INC.
                                             SINCLAIR RADIO OF ALBUQUERQUE, INC.
                                             SINCLAIR RADIO OF BUFFALO, INC.
                                             SINCLAIR RADIO OF GREENVILLE, INC.
                                             SINCLAIR RADIO OF LOS ANGELES, INC.
                                             SINCLAIR RADIO OF MEMPHIS, INC.
                                             SINCLAIR RADIO OF NASHVILLE, INC.
                                             SINCLAIR RADIO OF NEW ORLEANS, INC.
                                             SINCLAIR RADIO OF ST. LOUIS, INC.
                                             SINCLAIR RADIO OF WILKES-BARRE,
                                               INC.
                                             TUSCALOOSA BROADCASTING, INC.
                                             WCGV, INC.
                                             WDBB, INC.
                                             WLFL, INC.
                                             WPGH, INC.
                                             WPGH LICENSEE, INC.
                                             WSMH, INC.
                                             WSTR, INC.
                                             WSTR LICENSEE, INC.
                                             WSYX, INC.
                                             WTTE, CHANNEL 28, INC.
                                             WTTE, CHANNEL 28 LICENSEE, INC.
                                             WTTO, INC.


                                 AMENDMENT NO. 1

                                             WTVZ, INC.
                                             WTVZ LICENSEE, INC.
                                             WYZZ, INC.
                                             SUPERIOR COMMUNICATIONS OF
                                               OKLAHOMA, INC.
                                             CHESAPEAKE TELEVISION
                                               LICENSEE, INC.
                                             FSF TV, INC.
                                             KABB LICENSEE, INC.
                                             KDNL LICENSEE, INC.
                                             KSMO LICENSEE, INC.
                                             SCI - INDIANA LICENSEE, INC.
                                             SCI - SACRAMENTO LICENSEE, INC.
                                             SINCLAIR RADIO OF ALBUQUERQUE
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF BUFFALO
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF GREENVILLE
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF LOS ANGELES
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF MEMPHIS
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF NASHVILLE
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF NEW ORLEANS
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF ST. LOUIS
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF WILKES-BARRE
                                               LICENSEE, INC.
                                             SUPERIOR COMMUNICATIONS OF
                                               KENTUCKY, INC.
                                             SUPERIOR KY LICENSE CORP.
                                             SUPERIOR OK LICENSE CORP.
                                             WCGV LICENSEE, INC.
                                             WLFL LICENSEE, INC.
                                             WLOS LICENSEE, INC.
                                             WSMH LICENSEE, INC.
                                             WTTO LICENSEE, INC.
                                             WYZZ LICENSEE, INC.

                                             By
                                                Name:
                                                Title:



                                             SINCLAIR COMMUNICATIONS, INC.

                                             By
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                             AGENT AND LENDERS


                                             THE CHASE MANHATTAN BANK,
                                             individually and as Agent


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             ABN AMRO BANK N.V., New York Branch


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             BANK OF AMERICA ILLINOIS


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             BANK OF HAWAII


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             BANKBOSTON, N.A.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                             BANKERS TRUST COMPANY


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             BANQUE FRANCAISE DU COMMERCE
                                             EXTERIEUR


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             BANQUE NATIONALE DE PARIS


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             BANQUE PARIBAS


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                             CAISSE NATIONALE DE CREDIT AGRICOLE


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:



                                             CIBC INC.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             COMPAGNIE FINANCIERE DE CIC ET DE
                                               L'UNION EUROPEENNE


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             CORESTATES BANK, N.A.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             CREDIT SUISSE FIRST BOSTON


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                             CRESTAR BANK


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             THE DAI-ICHI KANGYO BANK, LTD.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             DRESDNER BANK AG NEW YORK &
                                               GRAND CAYMAN BRANCHES


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             THE FIRST NATIONAL BANK OF MARYLAND


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             FIRST UNION NATIONAL BANK


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                             FIRSTRUST BANK


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             FLEET NATIONAL BANK


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             THE FUJI BANK, LIMITED, NEW YORK
                                               BRANCH


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             GIROCREDIT BANK


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             LTCB TRUST COMPANY


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             MELLON BANK, N.A.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                           MERCANTILE BANK, NATIONAL ASSOCIATION


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             MICHIGAN NATIONAL BANK


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             THE MITSUBISHI TRUST AND BANKING
                                               CORPORATION


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             NATIONSBANK, N.A.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             PNC BANK, NATIONAL ASSOCIATION


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                             COOPERATIEVE CENTRALE RAIFFEISEN -
                                               BOERENLEENBANK B.A., "RABOBANK
                                               NEDERLAND," NEW YORK BRANCH


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             THE SAKURA BANK, LTD.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             THE SANWA BANK LTD.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             THE SUMITOMO BANK, LIMITED


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                             SUNTRUST BANK, CENTRAL
                                               FLORIDA, N.A.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             TOYO TRUST AND BANKING CO., LIMITED


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             UNION BANK OF CALIFORNIA, N.A.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             UNION BANK OF SWITZERLAND,
                                               NEW YORK BRANCH


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                             ALLIED SIGNAL INC.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             AMARA-1 FINANCE LTD.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             AMARA-2 FINANCE LTD.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             CAPTIVA FINANCE LTD.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             CAPTIVA II FINANCE LTD.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             MEDICAL LIABILITY MUTUAL
                                               INSURANCE CO.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                             MERRILL LYNCH PRIME RATE PORTFOLIO

                                             By Merrill  Lynch Asset  Management
                                             L.P. as Investment Advisor

                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             MERRILL LYNCH SENIOR FLOATING RATE
                                               FUND, INC.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             SENIOR DEBT PORTFOLIO


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             SENIOR HIGH INCOME PORTFOLIO, INC.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             VAN KAMPEN AMERICAN CAPITAL PRIME
                                               RATE INCOME TRUST


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                 AMENDMENT NO. 1

                                                                         Annex 1


                                                            New Revolving            New Tranche A
Lender                                                   Credit Commitments            Term Loans
------                                                   ------------------          -------------
The Chase Manhattan Bank                                   $ 27,742,188.37         $ 14,482,811.63
ABN AMRO Bank N.V., New York Branch                        $ 23,567,877.86         $  5,932,122.14
Bank of America Illinois                                   $ 23,567,877.86         $  5,932,122.14
Bank of Hawaii                                             $  7,989,111.14         $  2,010,888.86
BankBoston, N.A.                                           $ 23,567,877.86         $  5,932,122.14
Bankers Trust Company                                      $ 11,983,666.71         $  3,016,333.29
Banque Francaise du Commerce Exterieur                     $ 11,983,666.71         $  3,016,333.29
Banque Nationale de Paris                                  $ 27,562,433.42         $  6,937,566.58
Banque Paribas                                             $ 23,567,877.86         $  5,932,122.14
Caisse Nationale de Credit Agricole                        $ 11,983,666.71         $  3,016,333.29
CIBC Inc.                                                  $ 27,562,433.42         $  6,937,566.58
Companie Financiere de CIC et de                           $ 27,562,433.42         $  6,937,566.58
  l'Union Europeenne
Corestates Bank, N.A.                                      $ 15,079,447.27         $  3,795,552.73
Credit Suisse First Boston                                 $ 11,983,666.71         $  3,016,333.29
Crestar Bank                                               $  7,989,111.14         $  2,010,888.86
The Dai-Ichi Kangyo Bank, Ltd.                             $ 11,983,666.71         $  3,016,333.29
Dresdner Bank AG New York &                                $ 19,972,777.84         $  5,027,222.16
  Grand Cayman Branches
The First National Bank of Maryland                        $ 19,972,777.84         $  5,027,222.16
First Union National Bank                                  $ 19,972,777.84         $  5,027,222.16
Firstrust Bank                                             $  3,994,555.57         $  1,005,444.43
Fleet National Bank                                        $ 23,567,877.86         $  5,932,122.14
The Fuji Bank, Limited, New York Branch                    $ 19,972,777.84         $  5,027,222.16
Girocredit Bank                                            $  3,994,555.57         $  1,005,444.43
LTCB Trust Company                                         $ 19,573,322.29         $  4,926,677.71
Mellon Bank, N.A.                                          $ 13,821,162.27         $  3,478,837.73
Mercantile Bank, National Association                      $ 11,983,666.71         $  3,016,333.29
Michigan National Bank                                     $ 11,983,666.71         $  3,016,333.29
The Mitsubishi Trust and Banking Corporation               $ 23,567,877.86         $  5,932,122.14
NationsBank, N.A.                                          $ 25,964,611.20         $  6,535,388.80
PNC Bank, National Association                             $ 14,380,400.05         $  3,619,599.95
Cooperatieve Centrale Raiffeisen -                         $ 19,972,777.84         $  5,027,222.16
  Boerenleenbank B.A., "Rabobank
  Nederland," New York Branch
The Sakura Bank, Ltd.                                      $ 11,983,666.71         $  3,016,333.29
The Sanwa Bank, Ltd.                                       $ 23,567,877.86         $  5,932,122.14
The Sumitomo Bank, Limited                                 $ 15,978,222.27         $  4,021,777.73
Suntrust Bank, Central Florida, N.A.                       $ 15,978,222.27         $  4,021,777.73
Toyo Trust and Banking Co., Limited                        $ 11,983,666.71         $  3,016,333.29
Union Bank of California, N.A.                             $ 23,567,877.86         $  5,932,122.14
Union Bank of Switzerland, New York Branch                 $ 23,567,877.86         $  5,932,122.14
Allied Signal Inc.                                                    0            $  5,000,000.00
Amara-1 Finance Ltd.                                                  0            $  3,000,000.00
Amara-2 Finance Ltd.                                                  0            $  7,500,000.00
Captiva Finance Ltd.                                                  0            $  5,000,000.00
Captiva II Finance Ltd.                                               0            $  7,000,000.00
Medical Liability Mutual Insurance Co.                                0            $  7,500,000.00
Merrill Lynch Prime Rate Portfolio                                    0            $ 10,000,000.00
Merrill Lynch Senior Floating                                         0            $ 10,000,000.00
  Rate Fund, Inc.
Senior Debt Portfolio                                                 0            $ 42,400,000.00
Senior High Income Portfolio, Inc.                                    0            $  5,000,000.00

Van Kampen American Capital Prime                                     0            $ 45,200,000.00
  Rate Income Trust

TOTAL COMMITMENTS                                         $675,000,000.00          $325,000,000.00
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